UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 9, 2004

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way
Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code	(479) 201-2000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release
Text of the Investor Conference Call

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

Exhibit No.	Exhibit
99.1	Press Release of Beverly Enterprises, Inc., dated August 9, 2004.

99.2	Text of the Investor Conference Call on August 9, 2004.

Item 12. Results of Operations and Financial Condition

On August 9, 2004, Beverly Enterprises, Inc. issued a press release regarding financial results for the quarter ended June 30, 2004. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

On August 9, 2004, the Company conducted an investor conference call. The text of the investor conference call is attached to this report as Exhibit 99.2. The foregoing document is incorporated into this report.

Information contained in this report (including the exhibits hereto) shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2004	BEVERLY ENTERPRISES, INC.

	By:	/s/ PAMELA H. DANIELS

	Name:	Pamela H. Daniels
	Title:	Senior Vice President, Controller and
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of Beverly Enterprises, Inc., dated August 9, 2004.

99.2	Text of the Investor Conference Call on August 9, 2004.

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